EXHIBIT 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the incorporation by reference in this Registration Statement of PLC Systems Inc. on Form S-3 of our report dated March 1, 1995 on our audit of the consolidated financial statements and financial statement schedule of PLC Systems Inc. as of December 31, 1994, and for the year then ended. We also consent to the reference to our firm under the caption "Experts."


                                             COOPERS & LYBRAND



August 25, 1997
Vancouver, B.C.